UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024

YERBAÉ BRANDS CORP.

(Exact name of registrant as specified in charter)

British Columbia, Canada	000-56654	85-2611392
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

18801 N Thompson Peak Pkwy, Suite 380
Scottsdale, AZ 85255
(Address of principal executive offices)

480.471.8391

(Registrant’s telephone number, including area code)

N/A

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

We entered into an agreement (the “Loan Agreement”), dated July 3, 2024, with a private lender (the “Lender”), whereby the Lender agreed to loan US$750,000 (the “Loan”) to our company. The Loan matures (the “Maturity Date”) on July 3, 2025, and is payable bi-weekly in twenty four equal installments. The Loan is subject to an interest rate of 55.80% calculated annually and secured against all present and after-acquired property of the company and our wholly-owned subsidiary Yerbaé Brands Co. The principal amount of the Loan and any accrued and unpaid interest may be prepaid prior to the Maturity Date at an approximate 3% discount, in the event the company pays the Lender a total repayment amount of US$937,500 within ninety (90) days of the Loan proceeds being paid to us. In the event of the occurrence of an event of default, as defined in the Loan Agreement (including our company ceasing, or threatening to cease, to carry on our business as the same is conducted by our company from time to time and the occurrence of certain proceedings, such as bankrtupcy, insolvency or other similar proceedings), on demand of the Lender, the loan may become become due and payable or the Lender may collect collateral for the company to sell, lease, transfer or otherwise deal with the collateral to cover the Loan.

Item 7.01 Regulation FD Disclosure.

A copy of our news release dated November 8, 2024 is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this current report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

d. Exhibits

Exhibit Number	Description

99.1	News Release dated November 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YERBAÉ BRANDS CORP.

Dated: November 8, 2024	By	/s/ Todd Gibson
Todd Gibson, Chief Executive Officer